[NSAI LETTERHEAD HERE]




       CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS
       ---------------------------------------------------------


     We hereby consent to the reference to our firm by Basin
Exploration, Inc. in its Form 10-K for the year ended December 31, 1996, and to the use of our audit letter in said Form 10-K.


                              NETHERLAND, SEWELL & ASSOCIATES, INC.


                              By: CLARENCE M. NETHERLAND
                                 -------------------------------------
                                   Clarence M. Netherland
                                   Chairman

Dallas, Texas
March 27, 1997